UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.

EXPLANATORY NOTE - The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2015, originally filed with the Securities and Exchange Commission on March 10, 2016 (Accession Number 0001398344-16-010921) to amend Item 3.

The purpose of this amendment is to list the audit committee financial expert on Item 3 of Form N-CSR, which was previously omitted.  Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Kaizen Hedged Premium Spreads Fund

Class I (KZSIX)

ANNUAL REPORT
December 31, 2015

Kaizen Hedged Premium Spreads Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Kaizen Hedged Premium Spreads Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.kaizenfunds.com

Shareholders,

The Kaizen Hedged Premium Spreads Fund (the “Fund”) commenced operations on August 3, 2015 and became fully invested in “out-of-the-money” put credit spreads on S&P 500 Index (SPX), Nasdaq 100 Index (NDX) and the Russell 2000 Index (RUT) while owning long option positions on the CBOE Volatility Index to act as a partial hedge for the spread positions shortly after the launch of the Fund.  During the period between August 17, 2015 and August 25, 2015, the S&P 500 dropped 11.10%, causing Zega Financial (the “Sub-Advisor”) to sell the open spread positions at significant losses. When the dust settled, the Fund had lost 31.60%.

During the remainder of the year we saw the S&P 500 recover 98% of the August loss, while the Fund recovered approximately 25% of the August loss. The Fund’s return from August 3, 2015 through December 31, 2015 was -24.00%

In our review of the performance of the Fund as managed by the Sub -Advisor, we came to two conclusions. First, that during the August period, the hedge was poorly designed and was ineffective in reducing the dramatic loss in August. In fact, it only reduced the loss by 8%. Secondly, the recovery was modest due to the under-investment in credit spreads during the months of September and October, never exceeding 60% of the investment potential.  As a result, we lost confidence in the Sub-Advisor and decided to replace them with Michael Thompson, CFA and D. Matthew Thompson, CFA, Kaizen’s Chief Investment Officer and Head of Research respectively.

Mike and Matt bring over 35 years’ experience in research and investment management to the Fund. Their Dynamic Credit Spread (DCS) approach monitors the volatility environment to determine the Fund’s exposure to various credit spreads, while marrying the Funds spreads exposure to appropriate amounts of hedge. The goal of the hedge is not to eliminate all loss potential, but greatly reduce during times of market stress.

We are confident that we have the right team in place to manage the Fund and get it back on track.

Sincerely,

Thomas R. Young
President
Kaizen Advisory, LLC.

Important Information
The views were those of the Fund Managers as of December 31, 2015, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

An investment in the Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following, which are more fully described in the prospectus: written options risk, options risk, derivatives risk, futures risk, leveraging risk, hedging transaction risk, interest rate risk, liquidity risk, non-diversified risk, regulatory risk and limited operating history risk.

Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction.

Put is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a set price within a specified time. A put option is out-of-the-money if the stock price is above its strike price. Strike Price is the price at which a specific options contract can be exercised. Credit Spread entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000 Index. The Nasdaq 100 Index is made up of equity securities issued by 100 of the largest non-financial companies listed on the NASDAQ. The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. One cannot invest directly in an index.

Kaizen Hedged Premium Spreads Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Total Returns as of December 31, 2015	1 Month (Actual)	3 Months (Actual)	Since Inception (Cumulative)	Inception Date
Kaizen Hedged Premium Spreads Fund – Class I	2.01%	3.40%	-24.00%	08/03/15
S&P 500® Index	-1.58%	7.04%	-1.63%	08/03/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 524-9366.

Gross and Net Expense Ratios for the Class I shares were 1.86% and 1.85% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% of the average daily net assets of the Fund’s Class I shares. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until June 30, 2016, and may be terminated before that day only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending of three full fiscal years in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fees.

Kaizen Hedged Premium Spreads Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 0.8%
	CALL OPTIONS – 0.8%
	CBOE SPX Volatility Index
10,000	Exercise Price: $25.00, Expiration Date: February 18, 2016	$1,350,000

	TOTAL CALL OPTIONS (Cost $1,462,264)	1,350,000

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $1,462,264)	1,350,000

Principal Amount

	SHORT-TERM INVESTMENTS – 100.2%
10,427,662	UMB Money Market Fiduciary, 0.01%[1]	10,427,662
154,000,000	United States Treasury Bill
	0.00%, 2/11/2016[2]	153,979,304

	TOTAL SHORT-TERM INVESTMENTS (Cost $164,406,966)	164,406,966

	TOTAL INVESTMENTS – 101.0% (Cost $165,869,230)	165,756,966
	Liabilities in Excess of Other Assets – (1.0)%	(1,595,883)

	TOTAL NET ASSETS – 100.0%	$164,161,083

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – (0.3)%
	CALL OPTIONS – (0.3)%
	CBOE SPX Volatility Index
(10,000)	Exercise Price: $40.00, Expiration Date: February 18, 2016	(425,000)

	TOTAL CALL OPTIONS (Proceeds $407,737)	(425,000)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $407,737)	$(425,000)

[1]	The rate is the annualized seven-day yield at period end.
[2]	Security segregated as collateral for open written option contracts.

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type	Percent of Total Net Assets
Short-Term Investments	100.2%
Purchased Options Contracts	0.8%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $164,406,966)	$164,406,966
Purchased options contracts, at value (cost $1,462,264)	1,350,000
Receivables:
Fund shares sold	150,702
Interest	62
Prepaid offering costs	25,670
Prepaid expenses	23,967
Total assets	165,957,367

Liabilities:
Written options contracts, at value (proceeds $407,737)	425,000
Payables:
Fund shares redeemed	944,699
Advisory fees	216,199
Due to custodian	77,187
Shareholder servicing fees (Note 8)	47,649
Fund administration fees	20,929
Fund accounting fees	19,788
Auditing fees	7,343
Custody fees	6,311
Transfer agent fees and expenses	3,276
Chief Compliance Officer fees	3,149
Offering costs	1,103
Accrued other expenses	23,651
Total liabilities	1,796,284

Net Assets	$164,161,083

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$242,562,946
Accumulated net realized loss on investments, puchased options contracts and written options contracts	(78,272,336)
Net unrealized depreciation on:
Purchased options contracts	(112,264)
Written options contracts	(17,263)
Net Assets	$164,161,083

Class I Shares:
Shares of beneficial interest issued and outstanding	21,622,341
Net asset value per share	$7.59

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
STATEMENT OF OPERATIONS
For the Period August 3, 2015* through December 31, 2015

Investment Income:
Interest	$78,381
Total investment income	78,381

Expenses:
Advisory fees	1,222,777
Shareholder servicing fees (Note 8)	84,001
Fund administration fees	82,011
Fund accounting fees	44,261
Interest expense	21,498
Miscellaneous	19,559
Transfer agent fees	17,229
Offering Costs	16,709
Custody fees	13,617
Registration fees	9,692
Chief Compliance Officer fees	8,629
Auditing fees	7,343
Legal fees	6,576
Trustees' fees and expenses	2,877
Shareholder reporting fees	1,947
Insurance fees	616

Total expenses	1,559,342
Net investment loss	(1,480,961)

Realized and Unrealized Loss from Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain (loss) on:
Investments	7,802
Purchased options contracts	224,942,261
Written options contracts	(303,222,399)
Net realized loss	(78,272,336)
Net change in unrealized appreciation/depreciation on:
Purchased options contracts	(112,264)
Written options contracts	(17,263)
Net change in unrealized appreciation/depreciation	(129,527)
Net realized and unrealized loss on investments, purchased options contracts
and written options contracts	(78,401,863)

Net Decrease in Net Assets from Operations	$(79,882,824)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period August 3, 2015* through December 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,480,961)
Net realized loss on investments, purchased options contracts and
written options contracts	(78,272,336)
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	(129,527)
Net decrease in net assets resulting from operations	(79,882,824)

Capital Transactions:
Net proceeds from shares sold:
Class I	342,164,920
Cost of shares redeemed[1]:
Class I	(98,121,013)
Net increase in net assets from capital transactions	244,043,907

Total increase in net assets	164,161,083

Net Assets:
Beginning of period	-
End of period	$164,161,083

Capital Share Transactions:
Shares sold:
Class I	34,806,594
Shares redeemed:
Class I	(13,184,253)
Net increase from capital share transactions	21,622,341

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $59,754.

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period August 3, 2015* through December 31, 2015

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)
Net realized and unrealized loss	(2.35)
Total from investment operations	(2.41)

Redemption fee proceeds	-	[2]

Net asset value, end of period	$7.59

Total return[3]	(24)%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$164,161

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.85%	[5]
After fees waived and expenses absorbed	1.85%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.76)%	[5]
After fees waived and expenses absorbed	(1.76)%	[5]

Portfolio turnover rate	-%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Note 1 – Organization
Kaizen Hedged Premium Spreads Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek risk-adjusted returns which are uncorrelated to the broader markets. The Fund currently offers one class of shares, Class I. Class A and Class C Shares are not currently available. The Fund’s Class I shares commenced operations on August 3, 2015.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Transactions in option contracts written for the period August 3, 2015 (commencement of operations) through December 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at August 3, 2015	-	$-
Options written	385,447	164,604,292
Options terminated in closing purchasing transactions	(240,084)	(94,897,273)
Options expired	(135,363)	(69,299,282)
Options exercised	-	-
Outstanding at December 31, 2015	10,000	$407,737

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Kaizen Hedged Premium Spreads Fund incurred offering costs of approximately $41,276, which are being amortized over a one-year period from August 3, 2015 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period August 3, 2015 (commencement of operations) through December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Kaizen Advisory, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.45% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85% of the Fund’s average daily net assets for Class I Shares until June 30, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period August 3, 2015 (commencement of operations) through December 31, 2015, the Advisor did not waive its fees or absorb other expenses. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period August 3, 2015 (commencement of operations) through December 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period August 3, 2015 (commencement of operations) through December 31, 2015, are reported on the Statement of Operations.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 4 – Federal Income Taxes
At December 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$165,756,966

Gross unrealized appreciation	$-
Gross unrealized depreciation	-

Net unrealized appreciation	$-

The difference between cost numbers for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1,480,961)	$ 1,480,961	$ -

As of December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-

Accumulated capital and other losses	(78,401,863)
Unrealized appreciation on investments	-
Total accumulated deficit	$(78,401,863)

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

Distribution paid from:	2015
Ordinary income	$-
Net long-term capital gains	-
Total taxable distributions	$-

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

At December 31, 2015, the Fund had accumulated capital loss carryforwards as follows:

	Short-Term	Long-Term
Losses Not Subject to Expiration	$31,585,289	$46,816,574

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the period August 3, 2015 (commencement of operations) through December 31, 2015, the Fund received $59,754 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The Fund did not have any purchases or sales of investments with maturities of one year or more during the period August 3, 2015 (commencement of operations) through December 31, 2015.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Class I does not pay any distribution fees.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period August 3, 2015 (commencement of operations) through December 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how this information must be incorporated into a fair value measurement.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Purchased Options Contracts	$1,350,000	$-	$-	$1,350,000
Short-Term Investments
Money Market	10,427,662	-	-	10,427,662
U.S. Treasury Bill	-	153,979,304	-	153,979,304
Total Assets	$11,777,662	$153,979,304	$-	$165,756,966

Liabilities
Written Options Contracts	$425,000	$-	$-	$425,000

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the period August 3, 2015 (commencement of operations) through December 31, 2015.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of December 31, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$1,350,000	Written options contracts, at value	$425,000
Total		$1,350,000		$425,000

The effects of derivative instruments on the Statement of Operations for the period August 3, 2015 (commencement of operations) through December 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$224,942,261	$(303,222,399)
Total	$224,942,261	$(303,222,399)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(112,264)	$(17,263)	$(129,527)
Total	$(112,264)	$(17,263)	$(129,527)

The quarterly average volumes of derivative instruments as of December 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	40,241
	Written options contracts	Number of contracts	(35,241)

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Kaizen Hedged Premium Spreads Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. Effective December 31, 2015, Zega Financial, LLC, is no longer the sub-advisor for the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of Kaizen Hedged Premium Spreads Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of December 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 3, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kaizen Hedged Premium Spreads Fund as of December 31, 2015, and the results of its operations, the changes in its net assets, and its financial highlights for the period August 3, 2015 to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 23, 2016

Kaizen Hedged Premium Spreads Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 524-9366. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006-June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Eric M. Banhazl b† (born 1957) Trustee Trustee and Vice President	Since January 2016 From 2013-2015	Chairman (2016-present), and President, (2006-2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	13	Investment Managers Series Trust, a registered investment company (includes 77 portfolios).
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A

Kaizen Hedged Premium Spreads Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary Secretary and Assistant Treasurer	Since January 2016 From 2013-2015	Co-Chief Executive Officer (2016 – present), and Vice President (2006-2015), Mutual Fund Administration, LLC .	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since January 2016
Senior Counsel, Mutual Fund Administration, LLC (Since October 2015). Managing Director and Senior Counsel (2010-2015), and Vice President and Counsel (2003-2010), BNY Mellon Investment Servicing (US) Inc.
			N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms.Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Kaizen Hedged Premium Spreads Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on April 16, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Kaizen Advisory, LLC (the “Investment Advisor”) with respect to the Kaizen Hedged Premium Spreads Fund series of the Trust (the “Fund”) for an initial two-year term. The Board and the Independent Trustees also approved the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Zega Financial, LLC (the “Sub-Advisor”) with respect to the Fund for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, from the Sub-Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and Sub-Advisor; information regarding the background and experience of relevant personnel who would be providing services to the Fund and their compensation structure; information about the Investment Advisor’s and Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the composite performance of accounts managed by the Sub-Advisor using its High Probability Aggressive strategy (the “Zega Accounts”), which was similar to the strategy it would use to manage the Fund, except that the Fund would also utilize a hedge on the CBOE Volatility Index (the “VIX”); and reports comparing the proposed advisory fee and the estimated total expenses of the Fund to those of a group of comparable funds (the “Peer Group”) selected by Morningstar, Inc. from its Managed Futures fund universe (the “Expense Universe”). In addition, the Board received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed Fund Advisory Agreements. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Kaizen Advisory, LLC

Nature, Extent and Quality of Services

The Board noted that Kaizen did not manage any other accounts or funds with investment strategies similar to those of the Fund and considered information regarding the composite performance of the Zega Accounts. The meeting materials indicated that the composite returns of the Zega Accounts (gross of fees) were higher than the average returns of funds in the Morningstar U.S. Leveraged Equity ETF universe in 2011 and 2012, but were below that measure in 2010 and 2013 by 21.1% and 19.5%, respectively. The Board considered, however, that the Zega Accounts did not utilize a VIX hedge, which would be used by the Fund. It also considered the Sub-Advisor’s explanation that currently there is no benchmark that tracks a strategy similar to that of the Zega Accounts, and that the Morningstar benchmark was chosen because it provided the closest comparison the Sub-Advisor could find to the leverage characteristics of the Zega Accounts. The Board also considered that the composite returns of the Zega Accounts were higher than the returns of the S&P 500 Index in 2010 and 2013.

Kaizen Hedged Premium Spreads Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In reviewing the proposed Investment Advisory Agreement for the Fund, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund. The Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide oversight of the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund and monitoring the Fund’s compliance with its investment policies. The Board also considered the qualifications, experience and responsibilities of the personnel of the Investment Advisor who would be involved in the oversight and other activities of the Fund. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures of the Investment Advisor.

Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board considered information included in the meeting materials regarding the proposed investment advisory fees and estimated total expenses of the Fund. With respect to the advisory fees proposed to be paid by the Fund, the meeting materials indicated that the advisory fee (gross of fee waivers by the Investment Advisor) was slightly above (by 0.025%) the median advisory fees of the funds in the Peer Group and above the Expense Universe median (by 0.2%). The Trustees noted that the Investment Advisor does not manage any other client assets using the Fund’s strategies, and therefore they could not compare the Fund’s advisory fees with those of any other clients of the Investment Advisor.

In considering the estimated total expenses to be paid by the Fund, the Board observed that the Fund’s proposed total expense ratio (net of fee waivers) was higher than the median total expenses of the funds in the Peer Group and Expense Universe by 0.13% and 0.2%, respectively. The Board noted, however, that the estimated average net assets of the Fund in its first year of operations were lower than the average net assets of funds in the Expense Universe.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board also considered information relating to the estimated profitability to the Investment Advisor of its relationship with the Fund in its first year of operations, taking into account estimated assets of $225 million, and determined that the profit level was reasonable. The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund (other than advisory fees paid to the Investment Advisor) would include the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Kaizen Hedged Premium Spreads Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Zega Financial, LLC

Nature, Extent and Quality of Services

The Board considered the services to be provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, the strategies proposed to be implemented by the Sub-Advisor in managing the Fund, as well as the composite performance of the Zega Accounts described above and the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Sub-Advisor’s organization and operations, as well as its compliance structure.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Sub-Advisor would have the capabilities, resources and personnel necessary to manage the Fund and would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund. The Board observed that the proposed sub-advisory fee to be paid to the Sub-Advisor was lower than the advisory fees charged by the Sub-Advisor to a private fund it managed using the same strategy as the Fund, and that the private fund also paid a performance-based fee in addition to an asset-based fee. The Board also noted that the Investment Advisor would pay the Sub-Advisor’s fees out of the Investment Advisor’s advisory fees.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the Sub-Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor

The Board considered the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund (other than the receipt of sub-advisory fees), including any research made available to the Sub-Advisor by broker-dealers providing execution services to the Fund, the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusions

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Fund Advisory Agreements is in the best interests of the Fund and its shareholders and accordingly, approved the Fund Advisory Agreements.

Kaizen Hedged Premium Spreads Fund
EXPENSE EXAMPLE
For the Periods Ended December 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 3, 2015* to December 31, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kaizen Hedged Premium Spreads Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period
		8/3/15*	12/31/15	8/3/15* – 12/31/15
Class I	Actual Performance**	$1,000.00	$760.00	$6.74
		7/1/15	12/31/15	7/1/15 – 12/31/15
Class I	Hypothetical (5% annual return before expenses)^	$1,000.00	$1,015.87	$9.41

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratios of 1.85% for the Class I shares multiplied by the average account values over the period, multiplied by 151/365 (to reflect the since inception period) for Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

Kaizen Hedged Premium Spreads Fund
EXPENSE EXAMPLE - Continued
For the Periods Ended December 31, 2015 (Unaudited)

^	Expenses are equal to the Fund’s annualized expense ratios of 1.85% for the Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Kaizen Hedged Premium Spreads Fund
a series of Investment Managers Series Trust II

Investment Advisor
Kaizen Advisory, LLC
1745 S. Naperville Road, Suite 106
Wheaton, Illinois 60189

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Kaizen Hedged Premium Spreads Fund - Class I	KZSIX	46141T 836

Privacy Principles of the Kaizen Hedged Premium Spreads Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Kaizen Hedged Premium Spreads Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (844) 524-9366 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (844) 524-9366 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (844) 524-9366. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Kaizen Hedged Premium Spreads Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (844) 524-9366

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-524-9366.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/19/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/19/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/19/2016